UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2010

SINO GREEN LAND CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-53208	54-0484915
(State or Other Jurisdiction of	(Commission file number)	(I.R.S. Employer
Incorporation)		Identification No.)

Suite 2711A, 27/F, Exchange Tower,
33 Wang Chiu Road, Kowloon Bay,
Kowloon, Hong Kong
People’s Republic of China
(Address of Principal Executive Offices)

852-3104-0598
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 8, 2010, the board of directors of Sino Green Land Corporation (the “Company”) filed a Current Report on Form 8-K in connection with the election of Xiong Luo as chief executive officer and president and Huasong Sheena Shen as chief financial officer.

On October 8, 2010, the Company entered into an employment agreement with Mr. Luo with an initial term ending on October 31, 2011. Pursuant to the agreement, Mr. Luo shall receive an initial annual salary of $160,000.  The agreement also confirms the vesting provisions for the 2,000,000 shares of common stock which were authorized for issuance to Mr. Luo in June 2010 and vest in quarterly installments of 500,000 shares on each of June 21, 2010, September 21, 2010, December 21, 2010 and March 21, 2011, provided that Mr. Luo is employed by the Company on those dates, except that, in certain cases, including his death or termination of his employment without cause, the unvested shares vest immediately.  The agreement may be terminated by the Company without cause on 30 days prior written notice.

On November 5, 2010, the Company entered into an employment agreement with Ms. Shen with an initial term ending on December 31, 2011. Pursuant to the agreement, Ms. Shen shall receive an initial annual salary of $108,000, subject to adjustment.  Ms. Shen shall also receive 500,000 shares of common stock, which vest in quarterly installments of 125,000 shares on each of October 15, 2010, January 15, 2011, April 15, 2011, and July 15, 2011, provided that Ms. Shen is employed by the Company on those dates, except that, in certain cases, including her death or termination of her employment without cause, the unvested shares vest immediately.  The agreement may be terminated by the Company without cause on 30 days prior written notice.

Also on October 1, 2010, the Company entered into an amended and restated employment agreement with Yan Pan, the Company’s chief operating officer, with an initial term ending on September 30, 2011.  Pursuant to the agreement, Mr. Pan shall receive an initial annual salary of $84,000, subject to adjustment.  Mr. Pan was also previously issued 1,000,000 shares of common stock, which vest in quarterly installments of 250,000 shares on each of June 21, 2010, September 21, 2010, December 21, 2010 and March 21, 2011, provided that Mr. Pan is employed by the Company on those dates, except that, in certain cases, including his death or termination of his employment without cause, the unvested shares vest immediately.  The agreement may be terminated by the Company without cause on 30 days prior written notice.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Employment Agreement, dated, October 8, 2010, by and between Xiong Luo and the Company.
99.2	Employment Agreement, dated, November 5, 2010, by and between Huasong Sheena Shen and the Company.
99.3	Employment Agreement, dated, October 1, 2010, by and between Yan Pan and the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO GREEN LAND CORPORATION

By:	/s/ Xiong Luo
Xiong Luo, Chief Executive Officer

Date: November 12, 2010